September 13, 2001

                        SUPPLEMENT TO THE PROSPECTUS FOR
                           PIONEER CASH RESERVES FUND
                                DATED MAY 1, 2001

The following supplements the section of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented section.

SHAREOWNER ACCOUNT POLICIES

OTHER POLICIES

Commencing on September 13, 2001 and until the New York Stock Exchange reopens for trading, shares of Pioneer Cash Reserves Fund will be available for certain transaction activity on each day on which the U.S. bond markets are open for trading. The fund will process purchase and redemption requests received by mail, wire orders for purchases and redemptions, money market checkwriting redemptions and telephone requests for redemptions to be paid by check or wire order. Restrictions may apply to employer sponsored retirement plans. Other transaction activity, including exchanges from and to other Pioneer funds, will remain suspended until the New York Stock Exchange reopens. During this period, orders received by the fund's transfer agent before 4:00 p.m., Eastern time, will be effected at the net asset value per share next calculated.